Prospectus

IVY FUNDS VARIABLE

INSURANCE PORTFOLIOS

APRIL 30, 2012

Ivy Funds VIP Asset Strategy

Ivy Funds Variable Insurance Portfolios (Trust) is a management investment company, commonly known as a mutual fund, that has twenty-six separate portfolios (each, a Portfolio, and collectively, the Portfolios), each with separate objectives and investment policies. This Prospectus offers one Portfolio of the Trust.

This Prospectus contains concise information about the Portfolio of which you should be aware before applying for certain variable life insurance policies and variable annuity contracts (collectively, Policies) offered by certain select insurance companies (Participating Insurance Companies). This Prospectus should be read together with the prospectus for the particular Policy.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

TABLE OF CONTENTS

PORTFOLIO SUMMARY
3	Ivy Funds VIP Asset Strategy

8	More About the Portfolio
8	Additional Information about Principal Investment Strategies, Other Investments and Risks
9	Additional Investment Considerations
10	Defining Risks
15	The Management of the Portfolio
17	Buying and Selling Portfolio Shares
21	Distributions and Taxes
23	Financial Highlights
26	Appendix A: Hypothetical Investment and Expense Information

2	Prospectus

Ivy Funds VIP Asset Strategy

Objective

To seek to provide total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses imposed under the variable life insurance policies and variable annuity contracts (collectively, Policies) through which this Portfolio is offered. See the Policy prospectus for a description of those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)	N/A

Annual Portfolio Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management Fees	0.69%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Portfolio Operating Expenses	1.00%

Example

This example is intended to help you compare the cost of investing in the shares of the Portfolio with the cost of investing in other portfolios. This example does not reflect any fees and expenses imposed under the Policies.

The example assumes that you invest $10,000 in the shares of the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs are the same for each time period if you continue to hold your shares or if you redeem all your shares at the end of those periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

Ivy Funds VIP Asset Strategy seeks to achieve its objective by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in precious metals and investments with exposure to various foreign currencies. The Portfolio may invest its assets in any market that Waddell & Reed Investment Management Company (WRIMCO), the Portfolio’s investment manager, believes can offer a high probability of return or, alternatively, can provide a high degree of safety in uncertain times. Dependent on its outlook for the U.S. and global economies, WRIMCO identifies growth themes and then focuses its strategy on allocating the Portfolio’s assets among stocks, bonds, cash, precious metals, currency and derivative instruments, including derivatives traded over-the-counter and on exchanges. After determining these allocations, WRIMCO seeks attractive opportunities within each market by focusing on issuers in countries, sectors and companies with strong cash flow and low balance sheet leverage.

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“Stocks” include equity securities of all types, although WRIMCO typically emphasizes growth potential in selecting stocks by focusing on what it believes are steady-growth companies that fit WRIMCO’s criteria for sustainable competitive advantage and that WRIMCO believes are positioned to benefit from continued global rebalancing and the globally emerging middle class.

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Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Portfolio may invest in securities issued by companies of any size, but primarily focuses on securities issued by large cap companies.

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“Bonds” include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of the Portfolio’s total assets, of high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by WRIMCO to be of comparable quality.

■	“Short-term instruments” include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.

Within each of these investment types, the Portfolio may invest in U.S. and foreign securities; the Portfolio may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

WRIMCO may allocate the Portfolio’s investments among these different types of securities in different proportions at different times, including up to 100% in stocks, bonds, or short-term instruments, respectively. WRIMCO may exercise a flexible strategy in the selection of securities, and the Portfolio is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector. The Portfolio may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions. Subject to diversification limits, the Fund also may invest up to 25% of its total assets in precious metals.

Generally, in determining whether to sell a security, WRIMCO considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. WRIMCO also may sell a security if the price of the security reaches what WRIMCO believes is fair value, to reduce the Portfolio’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

WRIMCO may, when consistent with the Portfolio’s investment objective, seek to hedge market risk on various securities, increase exposure to various companies, sectors or markets, manage exposure to various foreign currencies, precious metals and various markets, and seek to hedge certain event risks on positions held by the Portfolio. In an effort to achieve the Portfolio’s objective of hedging market risk and increasing exposure to companies, sectors or equity markets, WRIMCO may utilize various instruments including, but not limited to, the following: futures contracts, both long and short positions, total return swaps, credit default swaps and options contracts, both written and purchased, on foreign and U.S. equity indices and/or on individual equity securities. In seeking to manage foreign currency exposure, WRIMCO may utilize forward contracts and option contracts, both written and purchased, either to increase or decrease exposure to a given currency. In seeking to manage the Portfolio’s exposure to precious metals, WRIMCO may utilize futures contracts, both long and short positions as well as options contracts, both written and purchased, on precious metals. In seeking to manage the Portfolio’s event risks, WRIMCO may utilize futures contracts, both long and short positions on foreign and U.S. equity indices and options contracts, both written and purchased, on individual equity securities the Portfolio owns and on foreign and U.S. equity indices.

WRIMCO may reduce the Portfolio’s net equity exposure by selling, among other instruments, combined futures and option positions, and may effect short sales of individual securities and/or exchange-traded funds (ETFs) or take long positions in inverse ETFs.

Principal Investment Risks

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

A variety of factors can affect the investment performance of the Portfolio and prevent it from achieving its objective. These include:

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Commodities Risk. Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover,

4	Prospectus

under the federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, the Portfolio may be required to hold its commodities or to sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may be regulated in a manner which adversely affects the value of the Portfolio’s investments and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset from which the derivative’s value is derived. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by a Portfolio as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

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Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

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Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

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Foreign Market Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in foreign markets so that its domicile and/or the markets in which its securities trade may not be reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

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Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial and political considerations that may not be associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; and settlement delays.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Portfolio’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Portfolio to experience a decline in its income.

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Investment Company Securities Risk. As a shareholder in an investment company, the Portfolio would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

■

Large Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Low-rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

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Management Risk. Portfolio performance is primarily dependent on WRIMCO’s skill in evaluating and managing the Portfolio’s holdings and the Portfolio may not perform as well as other similar mutual funds.

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Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Portfolio’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over

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the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Portfolio. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Portfolio. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

Performance

The chart and table below provide some indication of the risks of investing in the Portfolio. The chart shows how performance has varied from year to year for the Portfolio. The table shows the average annual total returns for the Portfolio and also compares the performance with those of various indexes and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Portfolio). The performance results do not reflect any Policy-related fees and expenses, which would reduce the performance results.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

During the periods for which performance is shown, the Portfolio’s investment objective was to seek high total return over the long term. Effective as of the date of this Prospectus, the Portfolio changed its investment objective to seeking to provide total return.

The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please call 888.WADDELL for the Portfolio’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 15.83% (the third quarter of 2005) and the lowest quarterly return was -18.90% (the third quarter of 2011).

Average Annual Total Returns

as of December 31, 2011	1 Year	5 Years	10 Years
Shares of Ivy Funds VIP Asset Strategy	-7.21%	6.16%	10.14%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
Citigroup Broad Investment-Grade Index (reflects no deduction for fees, expenses or taxes)	7.85%	6.68%	5.89%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (The Portfolio’s benchmark changed from Citigroup Broad Investment-Grade Index, effective March 2012. WRIMCO believes that the Barclays Capital U.S. Aggregate Bond Index provides a better benchmark for the Portfolio in light of the types of securities in which the Portfolio invests. Both indexes will be presented in this year’s prospectus for comparison purposes.)	7.84%	6.50%	5.78%
Citigroup Short-Term Index for 1 Month Certificates of Deposit (reflects no deduction for fees, expenses or taxes)	0.21%	1.82%	2.19%
Barclays Capital U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes) (The Portfolio’s benchmark changed from Citigroup Short-Term Index for 1 Month Certificates of Deposit, effective March 2012. WRIMCO believes that the Barclays Capital U.S. Treasury Bills: 1-3 Month Index provides a better benchmark for the Portfolio in light of the types of securities in which the Portfolio invests. Both indexes will be presented in this year’s prospectus for comparison purposes.)	0.07%	1.36%	1.85%
Lipper Variable Annuity Global Flexible Portfolio Funds Universe Average (net of fees and expenses)	-2.58%	2.14%	6.44%

6	Prospectus

Investment Adviser

The Portfolio is managed by Waddell & Reed Investment Management Company (WRIMCO).

Portfolio Managers

Michael L. Avery, Executive Vice President of WRIMCO, has managed the Portfolio since January 1997, and Ryan F. Caldwell, Senior Vice President of WRIMCO, has managed the Portfolio since January 2007.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are currently sold only to separate accounts of Participating Insurance Companies to fund benefits payable under the Policies.

The Portfolio’s shares are redeemable. Shares are purchased or redeemed at the Portfolio’s NAV per share next calculated after the order is received in proper form on any business day. The Portfolio does not have initial and subsequent investment minimums. Please refer to your Policy prospectus for more information on purchasing and redeeming Portfolio shares.

Tax Information

Because the Portfolio currently only sells its shares to separate accounts of Participating Insurance Companies, distributions the Portfolio makes of its net investment income and net realized gains, if any — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of the underlying Policies). See the prospectus for your Policy for further tax information.

Payments to Broker-Dealers and other Financial Intermediaries

The Portfolio and its related companies may make payments to a Participating Insurance Company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the Participating Insurance Company or other financial intermediary and your financial advisor to recommend the Portfolio over another investment or by influencing a Participating Insurance Company to include the Portfolio as an underlying investment option in the Policy. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

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More about the Portfolio

Additional Information about Principal Investment Strategies, Other Investments and Risks

Ivy Funds VIP Asset Strategy: The Portfolio seeks to achieve its objective to provide total return by allocating its assets primarily among stocks, bonds, and short-term instruments of issuers in markets around the globe, as well as investments in precious metals and investments with exposure to various foreign currencies. The Portfolio may also utilize derivative instruments in seeking its objective. The Portfolio may invest its assets in almost any market that WRIMCO believes can offer a high probability of return or, alternatively, that can provide a high degree of safety in uncertain times. The Portfolio may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Portfolio will have an indirect exposure to foreign markets through investments in these companies.

Generally, the mix of assets in the Portfolio will change from time to time depending on WRIMCO’s assessment of the market for each investment type. Allocating assets among different types of investments allows the Portfolio to take advantage of opportunities wherever they may occur, but also subjects the Portfolio to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate due to changes in interest rates and due to the credit quality of the issuer.

Subject to diversification limits, WRIMCO may invest up to 25% of the Portfolio’s total assets in precious metals. Investments in physical commodities, including precious metals, may experience severe price fluctuations over short periods of time; as well, storage and trading costs may exceed the custodial and/or brokerage costs associated with other investments.

WRIMCO regularly reviews the global economic environment to determine asset allocation and security selection, and makes changes to favor investments that it believes provide the best opportunity to achieve the Portfolio’s objective. In developing global themes, WRIMCO evaluates a number of global trends that may include political, social, cultural, demographic, current and historical trends, among others. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO’s decisions may not always be beneficial to the Portfolio, and there is no guarantee that the Portfolio will achieve its objective.

WRIMCO tries to balance the Portfolio’s investment risks against potentially higher total returns by reducing the stock allocation during stock market down cycles and typically increasing the stock allocation during periods of strongly positive market performance. Generally, WRIMCO makes asset shifts gradually over time. WRIMCO considers various factors when it decides to sell a security, such as an individual security’s performance and/or if it is an appropriate time to vary the Portfolio’s mix.

The Portfolio may purchase shares of another investment company subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (1940 Act). The Portfolio also may invest in ETFs as a means of tracking the performance of a designated stock index while also maintaining liquidity, or to gain exposure to precious metals and other commodities without purchasing them directly. The Portfolio may invest in private placements and other restricted securities.

WRIMCO may, when consistent with the Portfolio’s investment objective, seek to hedge market risk on various securities, increase exposure to various companies, sectors or markets, manage exposure to various foreign currencies, precious metals and various markets and seek to hedge certain event risks on positions held by the Portfolio.

As described above, the Portfolio has the flexibility to invest up to all of its assets in money market and other short-term investments, although it does not typically invest a substantial portion of its assets in these investments under normal market conditions. WRIMCO will typically increase the Portfolio’s investment in high-quality, short-term investments in order to increase the defensive positioning of the Portfolio and/or to enable the Portfolio to participate in opportunities as they present themselves.

Although WRIMCO may seek to preserve appreciation in the Portfolio by taking a temporary defensive position, doing so may prevent the Portfolio from achieving its investment objective.

8	Prospectus

Principal Risks. An investment in Ivy Funds VIP Asset Strategy is subject to various risks, including the following:

■ Commodities Risk ■ Company Risk ■ Credit Risk ■ Derivatives Risk ■ Emerging Market Risk ■ Foreign Currency Risk ■ Foreign Market Risk	■ Foreign Securities Risk ■ Growth Stock Risk ■ Interest Rate Risk ■ Investment Company Securities Risk ■ Large Company Risk ■ Low-rated Securities Risk ■ Management Risk ■ Market Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Funds VIP Asset Strategy may be subject to other, non-principal risks, including the following:

■ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ■ Liquidity Risk ■ Mid Size Company Risk	■ Private Placements and Other Restricted Securities Risk ■ Reinvestment Risk ■ Small Company Risk ■ Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Portfolio may invest, is provided in the Statement of Additional Information (SAI).

Additional Investment Considerations

The objective and investment policies of the Portfolio may be changed by the Board of Trustees (Board) without a vote of the Portfolio’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI.

Because the Portfolio owns different types of investments, its performance will be affected by a variety of factors. The value of the Portfolio’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market, conditions, and other company and economic news. Performance will also depend on the skill of WRIMCO in selecting investments. As with any mutual fund, you could lose money on your investment.

The Portfolio also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, the Portfolio may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of the Portfolio’s authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and precious metals, involve special risks. Depending on how much the Portfolio invests or uses these strategies, these special risks may become significant.

Certain types of mortgage-backed securities may experience significant valuation uncertainties, greater volatility, and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that the Portfolio invests in securities that are backed by pools of mortgage loans, the risk to the Portfolio may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity. The Portfolio may actively trade securities in seeking to achieve its objective. Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase distributions paid by the Portfolio.

The Portfolio generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, WRIMCO may invest a portion of the Portfolio’s assets in cash or cash equivalents if WRIMCO is unable to identify and acquire a sufficient number of securities that meet WRIMCO’s selection criteria for implementing the Portfolio’s investment objective, strategies and policies.

You will find more information in the SAI about the Portfolio’s permitted investments and strategies, as well as the restrictions that apply to them.

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A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities holdings is available in the SAI.

Portfolio holdings can be found at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of the Portfolio for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

■	On the SEC’s website at http://www.sec.gov.

■	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 202.551.8090.

Defining Risks

Commodities Risk — Commodity trading is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Portfolio’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Portfolio may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the federal tax law, the Portfolio may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, the Portfolio may be required to hold its commodities or to sell them at a loss, or to sell portfolio securities at a gain, when for investment reasons it would not otherwise do so.

Company Risk — An individual company may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Credit Risk — An issuer of a debt security (including a mortgage-backed security) or a real estate investment trust (REIT) that is the issuer of a security in which the Portfolio invests may not make payments on the security when due, or the other party to a contract may default on its obligation. There is also the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and, therefore, in the NAV of the Portfolio. Also, a change in the quality rating of a debt security or a REIT security can affect the security’s liquidity and make it more difficult to sell. If the Portfolio purchases unrated securities and obligations, it will depend on WRIMCO’s analysis of credit risk more heavily than usual.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset, rate or event. Derivatives are traded either on an organized exchange or OTC. OTC derivatives include options, forwards, swaps and instruments which call for an exchange of payments based on a wide range of other securities or other assets or conditions. Exchanged-traded and centrally cleared derivatives include futures and options. Futures, options and swaps are common types of derivatives that the Portfolio may occasionally use. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date. A swap is an agreement involving the exchange by the Portfolio with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Other types of derivatives include caps, floors and collars.

The use of derivatives presents several risks, including the risk that these instruments may be regulated and in a manner which adversely affects the value of the Portfolio’s investments and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset from which the derivative’s value is derived. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of WRIMCO as to certain movements is incorrect, the risk of loss is greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Portfolio as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase the Portfolio’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited.

The Portfolio may enter into credit default swap contracts for hedging or investment purposes. The Portfolio may either sell or buy credit protection under these contracts. Swap instruments may shift the Portfolio’s investment exposure from one type of

10	Prospectus

investment to another. Swap agreements may also have a leverage component and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

Derivatives may be subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by the Portfolio as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime and non-agency mortgage market over recent months, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty.

Certain derivatives transactions, including OTC options, swaps, and forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the Commodity Futures Trading Commission (CFTC) or the SEC. Instead, such OTC derivatives are entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, the Portfolio will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Portfolio may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, the Portfolio would bear greater risk of default by the counterparties to such transactions.

The counterparty risk for exchange-traded derivatives is generally less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the Portfolio bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. The Portfolio will enter into transactions in derivative instruments only with counterparties that WRIMCO reasonably believes are capable of performing under the contract. WRIMCO may seek to manage counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice to do so for the particular type of derivative; however, there is no guarantee that such documentation will have the intended effect.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) resulted in historic and comprehensive statutory reform of derivatives, including the manner in which they are designed, negotiated, reported, executed or settled (or “cleared”) and regulated.

The Dodd-Frank Act requires the SEC and the CFTC to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. Whereas all futures will continue to be regulated by the CFTC, all swaps and security-based swaps are subject to the SEC and CFTC jurisdiction, respectively. Specifically, the SEC and CFTC are required to mandate by regulation under certain circumstances that certain derivatives, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. The Dodd-Frank Act also requires the CFTC or the SEC, in consultation with banking regulators, to establish capital requirements as well as requirements for margin on uncleared derivatives in certain circumstances that will be clarified by rules that the CFTC or SEC will promulgate in the future. All derivatives are to be reported. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, and it is not certain at this time how the regulators may change these requirements.

The extent and impact of the new regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of the Portfolio to be used for collateral in support of those derivatives than is currently the case or restrict the ability of the Portfolio to enter into certain types of derivative transactions, or could limit the Portfolio’s ability to pursue its investment strategies.

Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant

Prospectus	11

evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Portfolio’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make the Portfolio’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of the Portfolio’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — The Portfolio may, but is not required to, use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent WRIMCO’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Portfolio. An imperfect correlation of this type may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Market Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in foreign markets so that its domicile and/or the markets in which its securities trade may not be reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect the Portfolio’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of the Portfolio’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause the Portfolio to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

To the extent that the Portfolio invests in sovereign debt instruments, the Portfolio is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Portfolio may have limited recourse against the issuing government or agency. Financial markets have recently experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Interest Rate Risk — The value of a debt security, mortgage-backed security or fixed income obligation (including shares of mortgage REITs) may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security

12	Prospectus

or obligation decreases. Conversely, when interest rates decline, the value of a debt security, mortgage-backed security or fixed income obligation (including shares of mortgage REITs) generally increases. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. The Portfolio may experience a decline in its income due to falling interest rates.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Portfolio’s duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Portfolio holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Investment Company Securities Risk — As a shareholder in an investment company, the Portfolio would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

The Portfolio may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, the Portfolio’s purchases of shares of such ETFs are subject to the Portfolio’s investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by the Portfolio).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and the Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Large Company Risk — Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Liquidity Risk — Generally, a security is liquid if the Portfolio is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity.

Low-rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Portfolio’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

Management Risk — WRIMCO applies the Portfolio’s investment strategies and selects securities for the Portfolio in seeking to achieve the Portfolio’s investment objective. Securities selected by the Portfolio may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective of the Portfolio. In general, investment decisions made by WRIMCO may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Portfolio to perform less favorably than other mutual funds with investment objectives similar to the investment objective of the Portfolio.

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Market Risk — All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Portfolio.

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the NAVs of many mutual funds, including to some extent the Portfolio. Liquidity in some markets has decreased; credit has become scarcer worldwide; and the values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These market conditions may continue or get worse. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region, which may adversely affect securities held by the Portfolio. In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely affect the value and liquidity of certain securities. The impact or duration of these conditions in the financial markets may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Mid Size Company Risk — Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Private Placements and Other Restricted Securities Risk — Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. The Portfolio could find it difficult to sell privately placed securities and other restricted securities when WRIMCO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the net asset value of the Portfolio.

Reinvestment Risk — Income from the Portfolio’s debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Portfolio’s holdings. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). As well, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, the Portfolio may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Portfolio’s investment income.

Small Company Risk — Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of WRIMCO, undervalued. The value of a security believed by WRIMCO to be undervalued may never reach what is believed to be its full value, or such security’s value may decrease.

14	Prospectus

The Management of the Portfolio

Portfolio Management

The Portfolio of the Trust is managed by WRIMCO, subject to the authority of the Trust’s Board. WRIMCO provides investment advice to each of the Portfolios and supervises each Portfolio’s investments. WRIMCO and/or its predecessor have served as investment manager to the Portfolios since their inception and to each of the registered investment companies within Waddell & Reed Advisors Funds and InvestEd Portfolios since their inception. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. WRIMCO had approximately $36.0 billion in assets under management as of December 31, 2011.

Ivy Funds VIP Asset Strategy: Michael L. Avery and Ryan F. Caldwell are primarily responsible for the day-to-day management of the Ivy Funds VIP Asset Strategy. Mr. Avery has held his responsibilities for Ivy Funds VIP Asset Strategy since January 1997. He is Executive Vice President of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WRIMCO, Vice President of the Trust, and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Avery has served as President of Waddell & Reed Financial, Inc. (WDR), since January 2010. He formerly served as Chief Investment Officer (CIO) of WDR from June 2005 until February 2011 and formerly served as CIO of WRIMCO and IICO from June 2005 until August 2010. Mr. Avery has also served as portfolio manager for investment companies managed by WRIMCO since February 1994, and has been an employee of such since June 1981. He held the position of Director of Equity Research for IICO and for WRIMCO and its predecessor from August 1987 through June 2005. Mr. Avery earned a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Mr. Caldwell has held his responsibilities for Ivy Funds VIP Asset Strategy since January 2007. His investment research responsibilities are concentrated in asset managers, brokers and transaction processors. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst, and in June 2005 was named assistant portfolio manager for the Portfolio, as well as two other funds managed by WRIMCO or IICO. Mr. Caldwell is Senior Vice President of WRIMCO and IICO, Vice President of the Trust, and Vice President of other investment companies for which WRIMCO or IICO serves as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University. He is currently pursuing the Chartered Financial Analyst designation.

Daniel J. Vrabac, formerly a manager of the Portfolios along with Messrs. Avery and Caldwell, is now focusing on portfolio management responsibilities for the global bond funds with are managed by WRIMCO and IICO. While no longer responsible for day-to-day management of Ivy Funds VIP Asset Strategy, Mr. Vrabac continues to provide input to Ivy Funds VIP Asset Strategy on the global fixed income markets, currencies and trading, which were among his principal responsibilities as a portfolio manager of Ivy Funds VIP Asset Strategy.

Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities, is included in the SAI.

Other members of WRIMCO’s investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the investments of the Portfolios.

Management and Other Fees

Like all mutual funds, the Portfolio pays fees related to its daily operations. Expenses paid out of the Portfolio’s assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Portfolio pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Portfolio also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

Effective October 1, 2006, and at least through September 30, 2016, the investment management fee rates for the Portfolio are reduced pursuant to a management fee waiver as follows: 0.69% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

For the fiscal year ended December 31, 2011, management fees (net of waivers) for the Portfolio as a percent of the Portfolio’s average net assets were: 0.68%.

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A discussion regarding the basis of the approval by the Board of the renewal of the advisory contract of the Portfolio is available in the Trust’s Annual Report to Shareholders for the period ended December 31, 2011.

The Trust has adopted a Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio may pay daily a fee to Waddell & Reed, Inc. (Waddell & Reed), an affiliate of WRIMCO and the Trust’s principal underwriter, in an amount not to exceed 0.25% of the Portfolio’s average annual net assets. The fee is to be paid to compensate Waddell & Reed and unaffiliated third parties for amounts expended in connection with the provision of personal services to Policyowners. These fees are paid out of the Portfolio’s assets on an on-going basis, and over time, these fees will increase the cost of the investment and may cost you more than paying other types of sales charges.

In addition to commissions, Nationwide Life Insurance Company (Nationwide) and Minnesota Life Insurance Company (Minnesota Life) each pay Waddell & Reed compensation for providing administrative and marketing services. Nationwide pays compensation to Waddell & Reed on a monthly basis in an amount equal to 0.244% annually of the average daily account value of all variable annuity assets for Nationwide products distributed by Waddell & Reed prior to January 1, 2012, and 0.22% annually of the average daily account value of all variable annuity assets for Nationwide products distributed by Waddell & Reed after January 1, 2012. Minnesota Life pays compensation to Waddell & Reed on a quarterly basis in an amount equal to 0.25% annually of the average daily account value of all variable annuity assets for products distributed by Waddell & Reed.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed and Waddell & Reed Services Company (collectively, W&R) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain funds within Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which W&R neither admitted nor denied any of the findings contained therein, among other provisions W&R agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

The SEC Order further requires that the $50 million in settlement amounts will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with W&R, and that is agreed to by the SEC staff and for which the distribution methodology is acceptable to the Funds’ Disinterested Trustees. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order is available on the SEC’s website at http://www.sec.gov.

16	Prospectus

Buying and Selling Portfolio Shares

WHO CAN BUY SHARES OF THE PORTFOLIO

Shares of the Portfolio are currently sold to the separate accounts (Variable Accounts) of Participating Insurance Companies to fund benefits payable under the Policies under the Trust’s “Mixed and Shared” Exemptive Order (Order). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio is known as “mixed funding.” Shares of the Portfolio are not sold to individual investors.

The Variable Accounts purchase shares of the Portfolio in accordance with Variable Account allocation instructions received from Policyowners. The Portfolio then uses the proceeds to buy securities for its portfolio.

Because Policies may have different provisions with respect to the timing and method of purchases and exchanges, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Please check with your Participating Insurance Company to determine if the Portfolio is available under your Policy. This Prospectus should be read in conjunction with the prospectus of the Variable Account of your specific Policy.

The Portfolio currently does not foresee any disadvantages to Policyowners arising out of the fact that the Portfolio may offer its shares to the Variable Accounts to fund benefits of their Policies. Nevertheless, as a condition of the Order, the Trust’s Board will monitor events in order to identify any material irreconcilable conflicts that may arise (such as those arising from tax or other differences) and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Variable Accounts might be required to withdraw their investments in the Portfolio and shares of another fund may be substituted. This might force the Portfolio to sell its securities at disadvantageous prices.

The principal underwriter of the Portfolio is Waddell & Reed.

Purchase Price

The purchase price of each share of the Portfolio is its NAV next determined after the order is received in good order by the Portfolio or its agent. No sales charge is imposed on the purchase of the Portfolio’s shares; however, your Policy may impose a sales charge. The NAV for a share of the Portfolio is determined by dividing the total market value of the securities and other assets of the Portfolio, less the liabilities of the Portfolio, by the total number of outstanding shares of the Portfolio. In general, NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. The Portfolio may reject any order to buy shares and may suspend the sale of shares at any time.

Net Asset Value

In the calculation of the Portfolio’s NAV:

■

The securities held by the Portfolio that are traded on an exchange are ordinarily valued at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

■

Stocks that are traded over-the-counter are valued using the NASDAQ Official Closing Price (NOCP), as determined by NASDAQ, or, lacking an NOCP, the last current reported sales price as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

■

Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.

■	Short-term debt securities are valued at amortized cost, which approximates market value.

■	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

■	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.

The NAV per share of the Portfolio is normally computed daily as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by the Portfolio may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

As noted in this Prospectus, the Portfolio may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of

Prospectus	17

the Portfolio’s shares may be significantly affected on days when the Portfolio does not price its shares and when you are not able to purchase or redeem the Portfolio’s shares.

When the Portfolio believes a reported market price for a security does not reflect the amount the Portfolio would receive on a current sale of that security, the Portfolio may substitute for the market price a fair-value determination made according to procedures approved by the Trust’s Board. The Portfolio also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by the Portfolio if the exchange on which a security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Portfolio’s NAV is calculated.

The Portfolio also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some Portfolios, which may invest a significant portion of their assets in foreign securities, also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Portfolio share prices that may not reflect developments in foreign securities or derivatives markets that occurred after the close of such market but prior to the pricing of Portfolio shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

The Portfolio has retained a third-party pricing service (the Service) to assist in fair valuing foreign securities and foreign derivatives (collectively, Foreign Securities), if any, held by the Portfolio. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For foreign securities where Waddell & Reed Services Company, each Portfolio’s transfer agent, doing business as WI Services Company (WISC), in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Portfolio’s Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Portfolio shares. Another effect of fair valuation on the Portfolio is that the Portfolio’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, the Portfolio purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if Portfolio assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see “Market Timing Policy.”

SELLING SHARES

Shares of the Portfolio may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Portfolio or its agent. The value of the shares redeemed may be more or less than their original purchase price depending upon the market value of the Portfolio’s investments at the time of the redemption.

Because Policies may have different provisions with respect to the timing and method of redemptions, Policyowners should contact their Participating Insurance Company directly for details concerning these transactions.

Redemptions are made at the NAV per share of the Portfolio next determined after receipt of the request to redeem from the Participating Insurance Company. Payment is generally made within seven days after receipt of a proper request to redeem. No fee is charged to any Participating Insurance Company upon redemption of Portfolio shares. The Trust may suspend the right of redemption of shares of the Portfolio and may postpone payment for any period if any of the following conditions exist:

■	the NYSE is closed other than customary weekend and holiday closings or trading on the NYSE is restricted

■	the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable

18	Prospectus

■	the SEC has permitted suspension of the right of redemption of shares for the protection of the security holders of the Trust

■	applicable laws and regulations otherwise permit the Trust to suspend payment on the redemption of shares

Redemptions are ordinarily made in cash.

Market Timing Policy of the Trust

The Portfolios are intended for long-term investment purposes. The Trust and/or the Participating Insurance Companies will take steps to seek to deter frequent purchases and/or redemptions in Portfolio shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt Portfolio investment management and may increase expenses and negatively impact investment returns for all Portfolio shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or Waddell & Reed, thereby indirectly affecting the Portfolio’s shareholders.

Certain Portfolios may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Portfolio invests a significant portion of its assets in foreign securities, the Portfolio may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Portfolio share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Portfolio shares. A Portfolio that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Portfolio that invests a significant portion of its assets in small cap companies or in a Portfolio that invests a significant portion of its assets in high-yield fixed income securities.

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of WISC, the Portfolios’ transfer agent, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Portfolio shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Portfolio shares. In its monitoring of trading activity in Portfolio shares, on a periodic basis, WISC typically reviews Portfolio share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the frequency, size and/or timing of the investor’s transactions in Portfolio shares. If WISC identifies what it believes to be market timing activities, WISC and/or Waddell & Reed will coordinate with the applicable Participating Insurance Company so that it may notify the investors involved, reject or restrict a purchase or exchange order and/or prohibit those investors from making further purchases allocated to Portfolio shares. The Portfolios also may restrict their exchange privileges in order to protect Policyowners. Transactions placed in violation of a Portfolio’s market timing policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Portfolios’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Portfolios’ market timing policy and/or its monitoring criteria at any time without prior notice. The Portfolios, WISC and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

The Portfolio seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Portfolio, Waddell & Reed and WISC make efforts to monitor for market timing activities and will seek the assistance of the Participating Insurance Companies through which Portfolio shares are purchased or held, the Portfolio cannot always identify or detect excessive trading that may be facilitated by a Participating Insurance Company or made difficult to identify by the use of omnibus accounts by the Participating Insurance Companies, mainly due to the fact that the Participating Insurance Companies maintain the underlying Policyowner account, and the Portfolio must analyze omnibus account level activity and then request additional shareholder level activity on the underlying investors where omnibus account level activity warrants further review. Accordingly, there can be no assurance that the Portfolio will be able to eliminate all market timing activities.

Apart from actions taken by the Portfolio, Policyowners also may be subject to restrictions imposed under their Policies with respect to short-term trading and the trading restrictions imposed by the Participating Insurance Companies that maintain the underlying account(s).

The Portfolio’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a Policyowner’s ability to engage in market timing activities, although there can be no assurance that the Portfolio will eliminate market timing activities.

Prospectus	19

Additional Compensation to Intermediaries

Waddell & Reed and/or its affiliates (collectively, W&R) may make payments for marketing, promotional or related services by:

■	Participating Insurance Companies for whose Policies the Portfolio is an underlying investment option or

■	broker-dealers and other financial intermediaries that sell Policies that include the Portfolio as an underlying investment option.

These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of the Portfolio on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from W&R’s own profits and may be in addition to any Rule 12b-1 payments, if applicable, that are paid by the Portfolio. Because revenue sharing payments are paid by W&R, and not from the Portfolio’s assets, the amount of any revenue sharing payments is determined by W&R.

In addition to the revenue sharing payments described above, W&R may offer other incentives to sell Policies for which the Portfolio is an investment option in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals.

The recipients of such incentives may include:

■	financial advisors affiliated with W&R;

■	broker-dealers and other financial intermediaries that sell such Policies and

■	insurance companies that include shares of the Portfolio as an underlying investment option.

Payments may be based on current or past sales of Policies investing in shares of the Portfolio, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a Participating Insurance Company or intermediary or their employees or associated persons to recommend a particular Policy for which the Portfolio is an underlying investment option instead of recommending options offered by competing insurance companies.

In addition, W&R may compensate Participating Insurance Companies for administrative and shareholder services provided to Policyowners.

Notwithstanding the additional compensation described above, WRIMCO is prohibited from considering a broker-dealer’s sale of any of the Portfolio’s shares, or the inclusion of the Portfolio in a Policy provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for execution of Portfolio transactions.

Portfolio transactions nevertheless may be executed with broker-dealers who coincidentally may have assisted customers in the purchase of Policies for which the Portfolio is an underlying investment option, issued by Participating Insurance Companies, although neither such assistance nor the volume of shares sold of the Portfolio or any affiliated investment company is a qualifying or disqualifying factor in WRIMCO’s selection of such broker-dealer for portfolio transaction execution.

The Participating Insurance Company that provides your Policy also may provide similar compensation to broker-dealers and other financial intermediaries in order to promote the sale of such Policies. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

20	Prospectus

Distributions and Taxes

Distributions

The Portfolio distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. Usually, the Portfolio distributes net investment income at the following times:

Declared and paid annually in May:

Net investment income from the Portfolio and net realized long-term and/or short-term capital gains from the Portfolio.

Dividends are paid by the Portfolio in additional full and fractional shares of the Portfolio.

All distributions from net realized long-term and/or short-term capital gains, if any, of the Portfolio are declared and paid annually in May in additional full and fractional shares of the Portfolio.

Taxes

The Portfolio is treated as a separate corporation, and intends to continue to qualify to be treated as a regulated investment company (RIC), for Federal tax purposes. The Portfolio will be so treated if it meets specified Federal income tax rules, including requirements regarding types of investments, limits on investments, types of income and distributions. The Portfolio that satisfies those requirements is not taxed at the entity level on the net income and gains it distributes to its shareholders.

It is important for the Portfolio to maintain its RIC status (and to satisfy certain other requirements), because the Portfolio shareholders, which are the Variable Accounts, will then be able to use a “look-through” rule in determining whether the Policies indirectly funded by the Portfolio meet the investment diversification rules that apply to those accounts. If the Portfolio failed to meet those diversification rules, owners of Policies funded through the Portfolio would be taxed immediately on the accumulated investment earnings under their Policies and would lose any benefit of tax deferral. Accordingly, WISC monitors the Portfolio’s compliance with the applicable RIC qualification and Variable Account diversification rules.

You will find additional information in the SAI about Federal income tax considerations generally affecting the Portfolio.

Because the only shareholders of the Portfolio are the Variable Accounts, no further discussion is included here as to the Federal income tax consequences to the Portfolio’s shareholders. For information concerning the Federal tax consequences to Policyowners, see the applicable prospectus for your Policy. Prospective investors are urged to consult with their tax advisors.

Prospectus	21

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22	Prospectus

Ivy Funds Variable Insurance Portfolios

Financial Highlights

The following information is to help you understand the financial performance of the Portfolio’s shares for the fiscal periods shown. Certain information reflects financial results for a single Portfolio share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the Portfolio’s financial statements and financial highlights for the fiscal period ended December 31, 2011, is included in the Trust’s Annual Report to Shareholders, which is available upon request.

Prospectus	23

IVY FUNDS VIP	FOR A SHARE OF CAPITAL STOCK

OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Asset Strategy
Year ended 12-31-2011	$9.91	$0.06	(3)	$(0.76)	$(0.70)	$(0.10)	$—	$(0.10)
Year ended 12-31-2010	9.23	0.09		0.69	0.78	(0.10)	—	(0.10)
Year ended 12-31-2009	8.27	0.08		1.82	1.90	(0.03)	(0.91)	(0.94)
Year ended 12-31-2008	12.32	0.10		(3.29)	(3.19)	(0.05)	(0.81)	(0.86)
Year ended 12-31-2007	9.00	0.09		3.85	3.94	(0.07)	(0.55)	(0.62)

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

24	Prospectus

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Asset Strategy
Year ended 12-31-2011	$9.11	-7.21%	$1,197	0.99%	0.62%	1.00%	0.61%	57%
Year ended 12-31-2010	9.91	8.68	1,295	1.02	1.07	1.03	1.06	104
Year ended 12-31-2009	9.23	25.04	1,095	1.05	1.17	1.06	1.16	113
Year ended 12-31-2008	8.27	-25.79	678	1.04	1.02	1.05	1.01	190
Year ended 12-31-2007	12.32	44.11	913	1.03	0.96	1.04	0.95	98

Prospectus	25

Appendix A: Hypothetical Investment and Expense Information

The following chart provides additional hypothetical information about the effect of the Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on the Portfolio’s assumed returns over a ten-year period.

The chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. The chart also assumes that the Portfolio’s annual expense ratio stays the same throughout the ten-year period and that all dividends and other distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below. The chart does not reflect any fees and expenses imposed under the variable annuity contracts or variable life insurance policies through which the Portfolio is offered. If these fees and expenses were reflected, the hypothetical investment returns shown would be lower.

Ivy Funds VIP Asset Strategy

Annual expense ratio			1.00%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$ 102.00	$10,400.00
2	10,400.00	520.00	10,920.00	106.08	10,816.00
3	10,816.00	540.80	11,356.80	110.32	11,248.64
4	11,248.64	562.43	11,811.07	114.74	11,698.59
5	11,698.59	584.93	12,283.51	119.33	12,166.53
6	12,166.53	608.33	12,774.86	124.10	12,653.19
7	12,653.19	632.66	13,285.85	129.06	13,159.32
8	13,159.32	657.97	13,817.28	134.23	13,685.69
9	13,685.69	684.28	14,369.98	139.59	14,233.12
10	14,233.12	711.66	14,944.77	145.18	14,802.44
Cumulative Total				$1,224.62

26	Prospectus

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

Custodian

UMB Bank, n. a.

928 Grand Boulevard

Kansas City, Missouri 64106

Legal Counsel

K&L Gates LLP

1601 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street, Suite 3300

Kansas City, Missouri 64106

Investment Manager

Waddell & Reed Investment Management Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Underwriter

Waddell & Reed, Inc.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Transfer Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

Our INTERNET address is:

http://www.waddell.com

Prospectus	27

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS

You can get more information about the Portfolio in —

■

the Statement of Additional Information (SAI), which contains detailed information about the Portfolio, particularly its investment policies and practices. You may not be aware of important information about the Portfolio unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

■

the Annual and Semiannual Reports to Shareholders, which detail the Portfolio’s actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the year covered by the report.

To request a copy of the current SAI or copies of the Portfolio’s most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Trust or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual Report also may be requested via email at IMcompliance@waddell.com. Additionally, the Prospectus, SAI and Annual and Semiannual Reports for the Portfolio are available on the Waddell & Reed website at www.waddell.com.

Information about the Trust (including its current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street, N.E., Washington, D.C., 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.8090.

WADDELL & REED, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

888.WADDELL

The Trust’s SEC file number is: 811-5017.

28	Prospectus